                                                                    Exhibit 99.1

                        HANOVER CAPITAL MORTGAGE HOLDINGS
                REPORTS 2004 FOURTH-QUARTER AND YEAR-END RESULTS

      EDISON, NEW JERSEY, APRIL 1, 2005 - Hanover Capital Mortgage Holdings, Inc. (AMEX:HCM) reported, as previously announced, net earnings for the quarter ended December 31, 2004 of $2.7 million, or $0.33 per share on a fully diluted basis, compared to $2.4 million, or $0.30 per share on a fully diluted basis, for the fourth quarter 2003. Net earnings for the year ended December 31, 2004 were $8.1 million, or $0.97 per share on a fully diluted basis, versus $8.0 million, or $1.35 per share on a fully diluted basis, for the year ended December 31, 2003. HCM paid four quarterly dividends of $0.30 per share for a total of $1.20 per share for the year ended December 31, 2004. This would represent a return of 11.3% on a stock price of $10.65, the closing stock price on March 29, 2005.

HCM will announce its earnings and dividends for the first three quarters of 2005 in early May, August and November, respectively, following the filing of its quarterly reports on Form 10-Q for such periods. The fourth quarter dividend will be announced in December 2005.

"HCM's investments in subordinate mortgage-backed securities, or MBS, continues to perform well," commented John A. Burchett, HCM's President and Chief Executive Officer. As of December 31, 2004, HCM held subordinate MBS that represented credit risk on prime residential mortgages that totaled $13.7 billion in principal balance. For the year ended December 31, 2004, HCM had total losses on its subordinate MBS portfolio of less than $1,000.

"HCM's primary goals for 2005 will be to continue its primary investment strategy in the subordinate MBS market and to grow its capital base. We took a first step towards those goals with the issuance of $20 million of trust preferred securities on March 15, 2005 through a newly-formed statutory trust. We will continue to add to our core REIT portfolio through investment of the net proceeds from our trust preferred securities offering," Burchett continued.

HCM will host an investor conference call on Friday, April 1, 2005 at 11:00 AM EST. The call will be broadcast on the Internet at www.vcall.com. To listen to the call, please go to the Web site at least fifteen minutes prior to the start of the call to register, download, and install any necessary audio software. For those not available to listen to the live broadcast, a replay will be available shortly after the call at the vcall Web site.

Hanover Capital Mortgage Holdings, Inc. is a mortgage REIT with offices throughout the country staffed by seasoned mortgage capital markets professionals. Hanover invests in mortgage-backed securities and, to a lesser extent, mortgage loans and engages in non-interest income-generating activities through its subsidiaries, HanoverTrade, Inc. and Hanover Capital Partners Ltd. HanoverTrade provides loan sale advisory and traditional loan brokerage services, technology solutions and valuation services. HanoverTrade also brokers loan pools, mortgage servicing rights and other similar assets through an Internet-based exchange. Hanover Capital Partners provides consulting and outsourcing services for third parties, including loan sale advisory services, loan file due diligence reviews, staffing solutions and mortgage assignment and collateral rectification services. For further information, visit Hanover's Web site at www.hanovercapitalholdings.com.

                                    - more -

CERTAIN STATEMENTS IN THIS PRESS RELEASE MAY CONSTITUTE "FORWARD-LOOKING" STATEMENTS AS DEFINED IN SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. HANOVER IS INCLUDING THIS CAUTIONARY STATEMENT TO MAKE APPLICABLE AND TAKE ADVANTAGE OF THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. STATEMENTS THAT ARE NOT HISTORICAL FACT ARE FORWARD-LOOKING STATEMENTS. SUCH FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER IMPORTANT FACTORS THAT COULD CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS, TO DIFFER MATERIALLY FROM FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS. THE FORWARD-LOOKING STATEMENTS ARE BASED ON HANOVER'S CURRENT BELIEF, INTENTIONS AND EXPECTATIONS. THESE STATEMENTS ARE NOT GUARANTEES OR INDICATIVE OF FUTURE PERFORMANCE. IMPORTANT ASSUMPTIONS AND OTHER IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE FORWARD-LOOKING STATEMENTS INCLUDE, BUT ARE NOT LIMITED TO, THOSE FACTORS, RISKS AND UNCERTAINTIES THAT ARE DESCRIBED IN ITEM 1 OF HANOVER'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2003 AND IN OTHER SECURITIES FILINGS BY HANOVER. HANOVER'S FUTURE FINANCIAL CONDITION AND RESULTS OF OPERATIONS, AS WELL AS ANY FORWARD-LOOKING STATEMENTS, ARE SUBJECT TO CHANGE AND INHERENT RISKS AND UNCERTAINTIES. THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS PRESS RELEASE ARE MADE ONLY AS OF THE DATE HEREOF AND HANOVER UNDERTAKES NO OBLIGATION TO UPDATE OR REVISE THE INFORMATION CONTAINED IN THIS ANNOUNCEMENT WHETHER AS A RESULT OF NEW INFORMATION, SUBSEQUENT EVENTS OR CIRCUMSTANCES OR OTHERWISE, UNLESS OTHERWISE REQUIRED BY LAW.

                                - charts follow -

            HANOVER CAPITAL MORTGAGE HOLDINGS, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                 (in thousands, except share and per share data)

                                                                                                DECEMBER 31,
                                                                                         ---------------------------
                                                                                           2004              2003
                                                                                         ---------         ---------
 ASSETS

 Cash and cash equivalents                                                               $  20,604         $  32,588
 Accounts receivable                                                                         2,153             2,487
 Accrued interest receivable                                                                 1,036             1,026
 Mortgage loans:
      Held for sale                                                                            175               434
      Collateral for CMOs                                                                   40,926            58,551
 Mortgage securities pledged as collateral for agreements to repurchase:
      Available for sale                                                                    54,312            29,807
      Trading                                                                               99,142            37,882
 Mortgage securities, not pledged:
      Available for sale                                                                         -            13,875
      Trading                                                                               11,126                 -
 Equity investment in HDMF-I LLC                                                             3,067             2,085
 Other assets                                                                                9,597            10,256
                                                                                         ---------         ---------
      TOTAL ASSETS                                                                       $ 242,138         $ 188,991
                                                                                         =========         =========

 LIABILITIES AND STOCKHOLDERS' EQUITY
 LIABILITIES:
 Securities sold under agreements to repurchase                                          $ 130,102         $  55,400
 CMO borrowing                                                                              35,147            52,164
 Dividends payable                                                                           2,514             2,458
 Accounts payable, accrued expenses and other liabilities                                    3,156             4,150
                                                                                         ---------         ---------
       TOTAL LIABILITIES                                                                   170,919           114,172
                                                                                         ---------         ---------

 COMMITMENTS AND CONTINGENCIES

 STOCKHOLDERS' EQUITY:
 Preferred stock: $0.01 par value, 10 million shares authorized,
      -0- shares issued and outstanding
 Common stock: $0.01 par value, 90 million shares authorized,
      8,381,583 and 8,192,903 shares issued and outstanding as of
      December 31, 2004 and 2003, respectively                                                  84                82
 Additional paid-in capital                                                                103,126           101,279
 Notes receivable from related parties                                                        (583)           (1,167)
 Retained earnings (deficit)                                                               (30,779)          (25,598)
 Accumulated other comprehensive (loss) income                                                (629)              223
                                                                                         ---------         ---------
       TOTAL STOCKHOLDERS' EQUITY                                                           71,219            74,819
                                                                                         ---------         ---------
 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                              $ 242,138         $ 188,991
                                                                                         =========         =========
 BOOK VALUE PER SHARE                                                                    $    8.50         $    9.13
                                                                                         =========         =========

                                    - more -

            HANOVER CAPITAL MORTGAGE HOLDINGS, INC. AND SUBSIDIARIES
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                      (in thousands, except per share data)

                                                             THREE MONTHS ENDED
                                                                DECEMBER 31,                   YEARS ENDED DECEMBER 31,
                                                          ------------------------     ---------------------------------------
                                                           2004             2003          2004          2003            2002
                                                          -------          -------     ---------       -------        --------
                                                                 (unaudited)
REVENUES:
     Interest income                                      $ 4,024          $ 2,943     $ 14,187        $10,480         $13,530
     Interest expense                                       1,464              874        4,272          4,115           7,438
                                                          -------          -------     --------        -------         -------
         Net interest income                                2,560            2,069        9,915          6,365           6,092
     Loan loss provision                                        8               11           36             53              92
                                                          -------          -------     --------        -------         -------
         Net interest income after loan loss provision      2,552            2,058        9,879          6,312           6,000
     Gain on sale of mortgage assets                        2,403            1,902       10,400          9,483           1,794
     Gain (loss) on mark to market of mortgage assets          74             (312)         237           (829)          1,367
     Loss on freestanding derivatives                      (1,178)            (213)      (4,389)          (222)           (716)
     Due diligence fees                                     1,740            2,282        6,407          6,852           2,891
     Technology                                             1,180              733        2,779          2,782             342
     Loan brokering and advisory services                     814              933        2,707          3,312           2,686
     Assignment fees                                          590            1,140        2,481          3,065           1,387
     Out-of-pocket reimbursements                             367              510        1,403          1,354             574
     Other income                                              59                7          307            162               4
                                                          -------          -------     --------        -------         -------
         Total revenues                                     8,601            9,040       32,211         32,271          16,329
                                                          -------          -------     --------        -------         -------
EXPENSES:
     Personnel                                              2,519            2,579       10,741         10,776           5,479
     Subcontractor                                          1,031            1,362        4,184          4,344           1,812
     Legal and professional                                   816              445        2,973          1,595           1,070
     General and administrative                               487              622        1,669          2,131           1,089
     Out-of-pocket expenses                                   367              510        1,403          1,354             574
     Depreciation and amortization                            279              319          968          1,535             655
     Other                                                    291              137          876            493             409
     Technology                                               231               87          874            273             293
     Occupancy                                                135              136          513            481             349
     Travel and entertainment                                 106              234          423            806             317
                                                          -------          -------     --------        -------         -------
         Total expenses                                     6,262            6,431       24,624         23,788          12,047
                                                          -------          -------     --------        -------         -------
         Operating income                                   2,339            2,609        7,587          8,483           4,282
Equity in income (loss) of equity method investees:
     Hanover Capital Partners Ltd.                              -                -            -              -             112
     HanoverTrade, Inc.                                         -                -            -              -             655
     HDMF-I LLC                                               440               42          445              1             157
     Hanover Capital Partners 2, Inc.                           -                -            -              -             (19)
                                                          -------          -------     --------        -------         -------
Income before income tax (benefit) provision                2,779            2,651        8,032          8,484           5,187
Income tax (benefit) provision                                 43              198          (89)           444              49
                                                          -------          -------     --------        -------         -------
NET INCOME                                                $ 2,736          $ 2,453     $  8,121        $ 8,040         $ 5,138
                                                          =======          =======     ========        =======         =======
BASIC EARNINGS PER SHARE                                  $  0.33          $  0.30     $   0.98        $  1.38         $  1.16
                                                          =======          =======     ========        =======         =======
DILUTED EARNINGS PER SHARE                                $  0.33          $  0.30     $   0.97        $  1.35         $  1.15
                                                          =======          =======     ========        =======         =======

                                     * * * *